UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2004
Date of Report (Date of earliest event reported)

Commission file number 000-13109

LAIDLAW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	98-0390488
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

55 Shuman Boulevard, Suite 400
Naperville, Illinois	60563
(Address of principal executive offices)	(Zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 5. OTHER EVENTS

On February 2, 2004, Laidlaw International, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Greyhound Lines, Inc., has reached a tentative agreement with the Amalgamated Transit Union National Local 1700 for a new collective bargaining agreement. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. For further information see Note 6 of the Notes to Consolidated Financial Statements (Organized strikes and work stoppages by unionized employees) included in the Company’s Form 10-Q for the quarterly period ended November 30, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2004

LAIDLAW INTERNATIONAL, INC.

	By:	/s/ Douglas A. Carty Douglas A. Carty Senior Vice President and Chief Financial Officer Duly Authorized Officer and Principal Financial Officer

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